UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2011

Mammatech Corporation
 (Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

233 North Garrard, Rantoul, IL 61866
 (Address of principal executive offices)

(901) 414-0003
 (Registrant’s telephone number, including area code)

N/A
 (Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 5, 2011, Mammatech Corporation (the “Company”) filed a Current Report on Form 8K (the “Original Form 8-K”) concerning, in part, the change of the Company’s fiscal year end from August 31 to December 31.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements Item 5.03 of the Original Form 8-K to restate the Company’s intention to, within 45 days from the date of the Original Form 8-K, pursuant to the Securities Exchange Act Rule 1360, Changes in Fiscal Year, file the following:

(a) a transition report on Form 10-Q/A for the transition period of September 1, 2010 to December 31, 2010, and

(b) a transition report on Form 10-Q/A for the transition period of March 1, 2011 to March 31, 2011.

Except as disclosed in this Amendment, the Company has not otherwise modified the disclosures presented in the Original 8-K. This Amendment should be read in conjunction with the Original 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2011

MAMMATECH CORPORATION

By:	/s/ James Michael Whitfield
James Michael Whitfield
Chief Executive Officer and Director